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                                                                       Exhibit 3

                             JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

       EXECUTED this 1/st/ day of July, 2002.

                                        /s/ Gary S. Kohler
                                        ----------------------------------------
                                        Gary S. Kohler


                                        /s/ Michael R. Wigley
                                        ----------------------------------------
                                        Michael R. Wigley


                                        /s/ James R. McNab, Jr.
                                        ----------------------------------------
                                        James R. McNab, Jr.


                                        /s/ Robert S. Langer
                                        ----------------------------------------
                                        Robert S. Langer

                                        /s/ Joseph Kost
                                        ----------------------------------------
                                        Joseph Kost

                                        ESSEX WOODLANDS HEALTH VENTURES
                                        FUND IV, L.P.

                                        By: Essex Woodlands Health Ventures IV,
                                        L.L.C., general partner


                                        By:      /s/ Martin P. Sutter
                                           -------------------------------------
                                        Name:    Martin P. Sutter
                                        Title:   Managing Director


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                                        VANGUARD VI, L.P.

                                        By:  Vanguard VI Venture Partners,
                                        L.L.C., general partner


                                        By:    /s/ Robert D. Ulrich
                                           -------------------------------------
                                        Name:  Robert D. Ulrich
                                        Title: Member

                                        VANGUARD VI AFFILIATES FUND, L.P.

                                        By:  Vanguard VI Venture Partners,
                                        L.L.C., general partner


                                        By:    /s/ Robert D. Ulrich
                                           -------------------------------------
                                        Name:  Robert D. Ulrich
                                        Title: Member

                                        H&Q HEALTHCARE INVESTORS


                                        By:    /s/ Kim Carroll
                                           -------------------------------------
                                        Name:  Kim Carroll
                                        Title: Treasurer

                                        H&Q LIFE SCIENCES INVESTORS


                                        By     /s/ Kim Carroll
                                          --------------------------------------
                                        Name:  Kim Carroll
                                        Title: Treasurer